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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 9, 2007

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-32259                               94-3267295
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      (Commission File Number)           (IRS Employer Identification No.)

   881 Martin Avenue, Santa Clara, California                95050
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      On January 9, 2007, the Compensation Committee of the Board of Directors of Align Technology, Inc. ("Align") authorized the payment of the annual incentive awards (cash bonuses) to each of Align's executive officers (other than the Chief Executive Officer) for fiscal 2006. On January 9, 2007, the Board of Directors approved the recommendation of the Compensation Committee with respect to the payment of the annual incentive award to Align's Chief Executive Officer.

      The following table sets forth the annual cash incentive awards paid to its Named Executive Officers set forth in Align's Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 18, 2006:

                                                                             ANNUAL
NAME                                                                    INCENTIVE AWARD
---------------------------------------------------------------------   ---------------
Thomas M. Prescott,                                                     $       376,000
President, Chief Executive Officer and Director
Eldon M. Bullington,                                                    $       153,360
Vice President, Finance and Chief Financial Officer
Len M. Hedge,                                                           $       149,017
Vice President, Manufacturing
Roger E. George                                                         $       156,000
Vice President, Legal and Corporate Affairs, and General Counsel and
 Corporate Secretary
Gil Laks,                                                               $       134,000
Vice President, International

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2007                        ALIGN TECHNOLOGY, INC.


                                               By: /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer